FIRST AMENDMENT TO TERM LOAN AGREEMENT
THIS FIRSTAMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) is entered into as of June 30, 2016 (the “Effective Date”), among PULTEGROUP, INC., a Michigan corporation (“Borrower”), each Lender that is a signatory hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, “Administrative Agent”).
R E C I T A L S
A.Reference is hereby made to that certain Term Loan Agreement dated as of September 30, 2015 (as modified, amended, renewed, extended, or restated from time to time, the “Credit Agreement”), executed by Borrower, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.
B.
    Borrower, Administrative Agent and the Lenders party hereto desire to modify certain provisions contained in the Credit Agreement, in each case subject to the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.
2.
    Amendments to the Credit Agreement.
(a)
    Section 1.01 of the Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical order:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Investment Grade Rating” means a long term unsecured senior, non-credit enhanced debt rating of at least (a) BBB- by S&P or (b) Baa3 by Moody’s.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)
    The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended to: (i) delete the reference to “or” from clause (a); (ii) add a reference to “, or” to the end of clause (b); and (iii) add the following new clause (c):
(c) become the subject of a Bail-in Action
(c)
    Section 1.01 of the Credit Agreement is hereby amended to delete the following definitions in their entirety and replace such definitions with the following:
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by Administrative Agent, and (c) if the Federal Funds Rate shall be less than zero (0), then such rate shall be deemed zero (0) for purposes of this Agreement.
“Revolving Credit Agreement” means that certain Credit Agreement dated as of June 30, 2016, by and among Borrower, the lenders party thereto, and Bank of America, N.A., as Administrative Agent, a Swing Line Lender and an L/C Issuer.
(d)
    Section 5.27 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
5.27    OFAC. Neither Borrower, nor any of its Subsidiaries, nor any director, officer, employee, agent, Affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (a) currently the subject or target of any Sanctions, (b) included on OFAC’s List of Specially Designated Nationals, Her Majesty’s Treasury’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority applicable to Borrower or its Subsidiaries, or (c) located, organized or resident in a Designated Jurisdiction.
(e)
    Section 5.28 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
5.28    Anti-Corruption Laws. Borrower and its Subsidiaries, and their respective officers and employees, have conducted their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions, to the extent any such legislation is applicable to Borrower or its Subsidiaries, and have instituted and maintained policies and procedures designed to promote and achieve compliance with such Laws and applicable Sanctions by Borrower, its Subsidiaries, and their respective officers and employees.
(f)
    Article V of the Credit Agreement is hereby amended by adding the following as Section 5.29 at the end thereof:
5.29    EEA Financial Institution. No Credit Party is an EEA Financial Institution.
(g)
    Section 6.01 of the Credit Agreement is hereby amended to delete the reference to “Debt Domain.”
(h)
    Section 6.02(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
(c)    Tangible Net Worth. As of the last day of each fiscal quarter of Borrower (beginning with the fiscal quarter ending June 30, 2016), Tangible Net Worth shall be greater than or equal to the sum of (i) $3,227,239,400, plus (ii) an amount equal to fifty percent (50%) of the cumulative Net Income of Borrower and its Subsidiaries (without deduction for losses) earned for each completed fiscal quarter subsequent to March 31, 2016 to the date of determination.
(i)
    Section 6.13 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
6.13    Anti-Corruption Laws. Borrower and its Subsidiaries will conduct their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions, to the extent any such legislation is applicable to Borrower or its Subsidiaries, and will maintain policies and procedures designed to promote and achieve compliance with such Laws.
(j)
    Section 7.13 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
7.13    Borrowing Base Limitations. If, as of the last day of the most recent fiscal quarter then ended, Borrower does not have an Investment Grade Rating and the Debt to Capitalization Ratio is greater than fifty-five percent (55%), then until Borrower delivers a Compliance Certificate pursuant to Section 6.01(c) reflecting that the Debt to Capitalization Ratio is equal to or less than fifty-five percent (55%), Borrower shall not permit the aggregate outstanding amount of all Borrowing Base Debt to, at any time, exceed the Borrowing Base.
(k)
    Section 8.01(g)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
(i)    An “Event of Default” (as defined in the Revolving Credit Agreement) shall occur under the Revolving Credit Agreement.
(l)
    Article X of the Credit Agreement is hereby amended by adding the following as Section 10.20 at the end thereof:
10.20    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and
(b)
    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)
    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or
(iii)
    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.
(m)
    Schedule 5.15 of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 5.15 attached hereto.
(n)
    Section III of Schedule I to Exhibit D to the Credit Agreement is hereby deleted in its entirety and replaced with the following:
III.    Section 6.02(c) – Tangible Net Worth.
A.    Tangible Net Worth at Statement Date:
1.    Shareholders’ Equity or Net Worth of Borrower:        $_____
2.    Intangibles:                            $_____
3.    Tangible Net Worth (Line III.A.1 – Line III.A.2)    :        $_____

B.	70% of Tangible Net Worth on March 31, 2016: $3,227,239,400

C.	50% of cumulative Net Income of Borrower and its Subsidiaries earned for each completed fiscal quarter subsequent to March 31, 2016 to the date of determination: $_____

D.	Minimum required Tangible Net Worth (Line III.B + Line III.C): $_____
3.
    Amendments to other Credit Documents.
(a)
    All references in the Credit Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.
(b)
    Any and all of the terms and provisions of the Credit Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.
4.
    Conditions Precedent. This Amendment shall not be effective unless and until:
(a)
    Administrative Agent receives fully executed counterparts of this Amendment signed by the Credit Parties and the Required Lenders and acknowledged by Administrative Agent;
(b)
    the representations and warranties in the Credit Agreement, as amended by this Amendment, and each other Credit Document are true and correct on and as of the date of this Amendment as though made as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date;
(c)
    after giving effect to this Amendment, no Default exists; and
(d)
    Borrower pays the reasonable fees, charges and disbursements of a single counsel (and appropriate local counsel) for Administrative Agent.
5.
    Ratifications. Borrower (a) ratifies and confirms all provisions of the Credit Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to Administrative Agent and the Lenders under the Credit Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of all present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.
6.
    Representations. Borrower represents and warrants to Administrative Agent and the Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by each Credit Party; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by any Credit Party of this Amendment, except for actions or filings which have been duly obtained, taken, given or made and are in full force and effect; (c) the Credit Documents, as amended by this Amendment, are valid and binding upon each Credit Party and are enforceable against each Credit Party in accordance with their respective terms, except as limited by Debtor Relief Laws and by general principles of equity; (d) the execution, delivery, and performance by each Credit Party of this Amendment do not (i) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any agreements to which such Credit Party is a party or affecting such Credit Party or the properties of such Credit Party or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Credit Party or its property is subject; or (ii) violate any Law; (e) all representations and warranties in the Credit Documents are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (f) no Default exists; and (g) no amendments have been made to the Organization Documents of any Credit Party since September 30, 2015 (other than any Guarantor that is joining the Credit Agreement simultaneously herewith).
7.
    Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Credit Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.
8.
    Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document, and (f) delivery of an executed counterpart of a signature page to this Amendment by telecopier, electronic mail or other electronic delivery shall be effective as delivery of a manually executed counterpart of this Amendment.
9.
    Parties. This Amendment binds and inures to Borrower, Administrative Agent, and the Lenders and their respective successors and permitted assigns.
10.
    ENTIRETIES. THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]
EXECUTED as of the date first stated above.
BORROWER:
PULTEGROUP, INC.

By: /s/ Bruce E. Robinson
    Name: Bruce E. Robinson
    Title: Vice President and Treasurer

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Paley Chen
    Name: Paley Chen
    Title: Vice President

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By: /s/ Asad A. Rafiq
    Name: Asad A. Rafiq
    Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Chiara Carter
    Name: Chiara Carter
    Title: Executive Director

BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ Bradley B. Sands	Name: Bradley B. Sands Title: Assistant Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Michael Vondriska Name: Michael Vondriska Title: Vice President

COMERICA BANK, as a Lender

By:	/s/ Charles Weddell Name: Charles Weddell Title: Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Talianna Carlson-Manne Name: Talianna Carlson-Manne Title: Senior Vice President

MIZUHO BANK, LTD., as a Lender

By: /s/ John Davies	Name: John Davies Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ J. Richard Litton Name: J. Richard Litton Title: Senior Vice President

SUNTRUST BANK, as a Lender

By: /s/ Kristopher M. Dickson	Name: Kristopher M. Dickson Title: Senior Vice President

TD BANK, N.A., as a Lender

By:	/s/ Brian Gallagher Name: Brian Gallagher Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ J. Lee Hord Name: J. Lee Hord Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Elena Bennett Name: Elena Bennett Title: Senior Vice President

To induce Administrative Agent and the Lenders that are parties hereto to enter into this Amendment, each of the undersigned hereby (a) consents and agrees to the execution and delivery of this Amendment and the terms and conditions hereof, (b) agrees that this Amendment in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Credit Documents, and (c) waives notice of acceptance of this Amendment, which Amendment binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of Administrative Agent and the Lenders and their respective successors and permitted assigns.
Guarantors:

Centex International II, LLC
Centex LLC
Centex Real Estate Corporation
Del Webb Communities, Inc.
Del Webb Corporation
Del Webb's Coventry Homes, Inc.
DiVosta Homes Holdings, LLC
Nomas LLC
PH 19 Corporation
PH1 Corporation
PN II, Inc.
Potomac Yard Development LLC
Preserve II, Inc.
Pulte Arizona Services, Inc.
Pulte Development Corporation
Pulte Development New Mexico, Inc.
Pulte Home Corporation
Pulte Homes of Minnesota LLC
Pulte Homes of New England LLC
Pulte Homes of New Mexico, Inc.
Pulte Homes of New York LLC
Pulte Homes of Ohio LLC
Pulte Homes of St. Louis, LLC
Pulte Texas Holdings LLC
Pulte/BP Murrieta Hills, LLC
Pulte Homes Tennessee, Inc. (f/k/a Radnor Homes, Inc.)
RN Acquisition 2 Corp.
Centex Homes, LLC
Pulte Homes of Washington, Inc.
Pulte Homes of Michigan LLC

/s/ Bruce E. Robinson
By:     Bruce E. Robinson
Title:    Vice President and Treasurer

[continued on following page]

Centex Development Company, L.P.

By: Centex Homes
Its: General Partner

By: Centex Real Estate Corporation
Its: Managing Partner

/s/ Bruce E. Robinson
By: Bruce E. Robinson
Title: Vice President and Treasurer

Centex Homes By: Centex Real Estate Corporation Its: Managing Partner /s/ Bruce E. Robinson By: Bruce E. Robinson Title: Vice President and Treasurer
Del Webb Texas Limited Partnership By: Del Webb Southwest Co. Its: General Partner /s/ Bruce E. Robinson By: Bruce E. Robinson Title: Vice President and Treasurer	DiVosta Homes, L.P. By: DiVosta Homes Holdings, LLC Its: General Partner /s/ Bruce E. Robinson By: Bruce E. Robinson Title: Vice President and Treasurer
Pulte Homes of NJ, Limited Partnership By: Pulte Home Corporation of The Delaware Valley Its: General Partner /s/ Bruce E. Robinson By: Bruce E. Robinson Title: Vice President and Treasurer	Pulte Homes of PA, Limited Partnership By: PH 50 LLC Its: General Partner /s/ Bruce E. Robinson By: James P. Mullen Title: Manager

[continues on following page]
Pulte Homes of Texas, L.P. By: Pulte Nevada I LLC Its: General Partner /s/ Bruce E. Robinson By: Bruce E. Robinson Title: Vice President and Treasurer	Pulte Homes Tennessee Limited Partnership By: Pulte Homes Tennessee, Inc. Its: General Partner /s/ Bruce E. Robinson By: Bruce E. Robinson Title: Vice President and Treasurer
Pulte Realty Limited Partnership By: PH 55 LLC Its: General Partner By: Pulte Realty Holdings, Inc. Its: Sole Member /s/ Bruce E. Robinson By: Bruce E. Robinson Title: Vice President and Treasurer	Pulte Homes of Indiana, LLC /s/ Steven M. Cook By: Steven M. Cook Title: Manager Pulte Realty Holdings, Inc. /s/ Bruce E. Robinson By: Brice E. Robinson Title: Vice President and Treasurer

SCHEDULE 5.15
SUBSIDIARIES
* Denotes Material Subsidiary under the Term Loan Agreement
** Denotes Borrower

Name
56th and Lone Mountain, L.L.C.
America's Mortgage Cooperative, LLC
Anthem Arizona L.L.C.
Anthem Community Council, Inc. (NV)
Anthem Country Club, Inc.
BATCHELLORS FOREST, LLC
BAY VISTA AT MEADOW PARK, L.P.
BC STAFFORD, LLC
BENICIA CS DEVELOPERS, LLC
Centerline Georgia Investor III LLC
CENTEX CONSTRUCTION OF NEW MEXICO, LLC
CENTEX CROWN HOLDING, LLC
CENTEX DEVELOPMENT COMPANY, L.P.*
CENTEX FINANCIAL SERVICES, LLC
CENTEX HOMES*
CENTEX HOMES CROWN LLC
CENTEX HOMES OF CALIFORNIA, LLC
CENTEX HOMES REALTY COMPANY
CENTEX HOMES WESTSIDE URBAN RENEWAL I, LLC
CENTEX HOMES WESTSIDE URBAN RENEWAL II, LLC
CENTEX HOMES, INC.
CENTEX HOMES, LLC (f/k/a Calton Homes, LLC)*
CENTEX HOSPITALITY GROUP, LLC
CENTEX INTERNATIONAL II, LLC*
CENTEX LLC*
CENTEX MORTGAGE, TITLE AND INSURANCE GROUP, LLC
CENTEX MULTI-FAMILY COMMUNITIES, LLC
CENTEX MULTI-FAMILY COMPANY
CENTEX MULTI-FAMILY INVESTMENTS, L.P.
CENTEX MULTI-FAMILY ST. PETE HOLDING COMPANY, L.L.C.
CENTEX REAL ESTATE CONSTRUCTION COMPANY
CENTEX REAL ESTATE CORPORATION*
CENTEX REALTY, INC.
CENTEX SERVICE COMPANY, LLC
CENTEX TITLE & ANCILLARY SERVICES, LLC
CENTEX/TAYLOR, LLC
Chandler DJ Basin, LLC
Chandler Natural Resources Corporation
CL OCEAN VILLAS, LLC
CLAREMONT HILLS LLC
COMMERCE LAND TITLE AGENCY, LLC
Conestoga Golf Club LLC
Contractors Insurance Company of North America, Inc., a Risk Retention Group
Corkscrew Lakes, LLC
Corte Bella Country Club Association, Inc.
Corte Bella Golf Club, LLC
CREEKSIDE AT MEADOW PARK, L.P.
CTX MORTGAGE COMPANY, LLC
Dean Realty Company
Del E. Webb Development Co., L.P.
Del E. Webb Land Conservancy
Del Webb Building Products LLC
Del Webb California Corp.
Del Webb Communities of Illinois, Inc.
Del Webb Communities, Inc.*
Del Webb Community Management Co.
Del Webb Construction Services Co.
Del Webb Corporation*
Del Webb Home Construction, Inc.
Del Webb Homes, Inc.
Del Webb Limited Holding Co.
Del Webb Southwest Co.
Del Webb Texas Limited Partnership*
Del Webb's Coventry Homes Construction Co.
Del Webb's Coventry Homes of Nevada, Inc.
Del Webb's Coventry Homes, Inc.*
Del Webb's Spruce Creek Communities, Inc.
Desarrolladores Urbanos (Canovanas), LLC
DiVosta Building, LLC
DiVosta Homes Holdings, LLC*
DiVosta Homes, L.P.*
DR Super Block 1 South, LLC
DW Homebuilding Co.
Edinburgh Realty Corporation
EUREKA ESCONDIDO, LLC
Evergreen-Hunt & Merrill Ranch, L.L.C.
Fort Lincoln-Pulte Limited Liability Company
FRCS LLC
GI Development Business Trust
Grand/Sakwa Orchards of Lyon, LLC
Great Island Community, LLC
H.D. Whispering Creek, L.L.C.
Homeland CC, LLC
Homeland PG, LLC
HTPD, LLC
INDEPENDENT GENERAL AGENCY, INC.
Jersey Meadows LLC
JNN Properties LLC
Kyle Acquisition Group, LLC
LANSDOWNE COMMUNITY DEVELOPMENT LLC
LCD COMMUNICATIONS LLC
LENNAR CENTEX DEL RIO PARTNERS, LLC
MARINA COMMUNITY PARTNERS, LLC
Marquette Title Insurance Company
Mayaguez Partners, LLC
MCS Mountain Road, LLC
MEADOWBROOK DEVELOPMENT COMPANY, LLC
Nomas LLC*
North American Builders Indemnity Company
North Valley Enterprises, LLC
NOVATO COMMUNITY PARTNERS, LLC
OPENBAND AT LANSDOWNE L.L.C.
PCD Realty LLC
PCIC Insurance Agency, Inc.
PG&M Orlando, LLC
PGP TITLE OF FLORIDA, INC.
PGP TITLE, INC.
PGP TITLE, LLC
PH 19 Corporation*
PH 32 Corporation
PH 33 Corporation
PH 34 Corporation
PH 35 Corporation
PH 36 Corporation
PH 43 LLC
PH 50 LLC
PH 51 LLC
PH 52 LLC
PH 53 LLC
PH 54 LLC
PH 55 LLC
PH 57, Limited Partnership
PH Relocation Services LLC
PH Trust I
PH Trust II
PH1 Corporation*
PH10 Corporation
PH11 Corporation
PH16, L.P.
PH17, L.P.
PH3 Corporation
PH4 Corporation
PH8 Corporation
PH9 Corporation
PHC Title Corporation
PHNE Business Trust
PHT Operating Company LLC
PL Roseville, LLC
PN II, Inc.*
PN III, LLC
Potomac Yard Development LLC*
Potomac Yard Development Sole Member LLC
PREMIER LAND TITLE INSURANCE COMPANY
Preserve I, Inc.
Preserve II, Inc.*
Pulte Arizona Services, Inc.*
Pulte Aviation I LLC
Pulte Braintree LLC
Pulte Building Products LLC
Pulte Building Services LLC
Pulte Building Systems Holding Company, L.L.C.
Pulte Building Systems, L.L.C. (AZ)
Pulte Building Systems, L.L.C. (NV)
Pulte Communities NJ, Limited Partnership
Pulte Development Corporation*
Pulte Development New Mexico, Inc.*
Pulte Diversified Companies, Inc.
Pulte Financial Companies, Inc.
Pulte Financial Services LLC
Pulte Georgia Holdings LLC
Pulte Home Corporation*
Pulte Home Corporation of The Delaware Valley
Pulte Home Sciences LLC
Pulte Homes of Greater Kansas City, Inc.
Pulte Homes of Indiana, LLC*
Pulte Homes of Michigan LLC*
Pulte Homes of Minnesota LLC*
Pulte Homes of New England LLC*
Pulte Homes of New Mexico, Inc.*
Pulte Homes of New York LLC*
Pulte Homes of NJ, Limited Partnership*
Pulte Homes of Ohio LLC*
Pulte Homes of PA, Limited Partnership*
Pulte Homes of South Carolina, Inc.
PULTE HOMES OF ST. LOUIS, LLC*
Pulte Homes of Texas, L.P.*
Pulte Homes of Washington, Inc.*
Pulte Homes Tennessee, Inc. (f.k.a. Radnor Homes, Inc.)*
Pulte Homes Tennessee Limited Partnership*
Pulte Interiors, LLC
Pulte International Building Corporation
Pulte International Caribbean Corp.
Pulte International Caribbean II, Limited Partnership
Pulte International Corporation
Pulte Land Company, LLC
Pulte Mortgage LLC
Pulte Nevada I LLC
Pulte Payroll Corporation
Pulte Purchasing Corporation
Pulte RC, LLC
Pulte Realty Holdings, Inc.*
Pulte Realty Limited Partnership*
Pulte Realty of Connecticut, Inc.
Pulte Realty of New York, Inc.
Pulte Realty of South Jersey, Inc.
Pulte Realty, Inc.
Pulte Services Corporation
Pulte SRL Holdings LLC
Pulte Texas Holdings LLC*
Pulte Title Agency of Ohio, Limited Liability Company
Pulte Urban Renewal, LLC
Pulte.com, Inc.
Pulte/BP Murrieta Hills, LLC*
PulteGroup, Inc.**
Rancho Diamante Investments, LLC
RCC Augusta, LLC
RCC Brookside Epic, LLC
Related Capital Oak Hill Partners LLC
Related Gordon Armstrong Associates LLC
Related Hollywood/Shawnee Associates LLC
RIVERPARK LEGACY, LLC
RIVERWOOD GOLF CLUB, LLC
RN Acquisition 2 Corp.*
Shiloh Farm Investments, LLC
Sierra Canyon Association
South Natick Hills, LLC
SOUTHPORT DEVELOPMENT LLC
Stetson Venture II, LLC
Stone Creek Golf Club LLC
Sun City Georgetown Community Association, Inc.
Sun City Grand Community Association, Inc.
Sun City Hilton Head Community Association, Inc.
Sun State Insulation Co., Inc.
Tallmadge Woods STP Associates LLC
Terravita Home Construction Co.
THE JONES COMPANY BUILDING SERVICES, LLC
Title Plant Corporation
Umerley Manor Oaks LLC
Upper Gwynedd Development, Limited Partnership
WEST HYATTSVILLE METRO DEVELOPMENT LLC
WH ON YOUR LOT, LLC
Wil Corporation
Willapt, LLC
Williams' Fields at Perry Hall, L.L.C.
WINDEMERE BLC LAND COMPANY LLC
WOODFIELD COMMUNITY, LLC

22029711.1

15759773_5        PulteGroup, Inc.
First Amendment